THE STRIDE RITE CORPORATION

           FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 1, 1995

                              Addendum 10(x)





          Robert C. Siegel

          Jonathan D. Caplan*

          Karen K. Crider

          Stephen R. DuMont

          Dennis Garro

          John M. Kelliher

          Robert B. Moore, Jr.

          C. Madison Riley III

          Gerrald B. Silverman

          Diane M. Sullivan




* Mr. Caplan's agreement terminated upon his resignation as President, The Keds Corporation, effective January 2, 1996.